Exhibit 99.1

Contacts:

Media Contact	Investor Contact
David Grip	Brian Denyeau
AspenTech	ICR
+1 781-221-5273	+1 646-277-1251
david.grip@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the
First Quarter of Fiscal 2018

Bedford, Mass. - October 26, 2017 - Aspen Technology, Inc. (NASDAQ: AZPN), the asset optimization software company, today announced financial results for its first quarter of fiscal year 2018, ended September 30, 2017.

“AspenTech delivered a solid start to fiscal 2018 with financial results that exceeded our expectations, driven by positive, broad-based demand from owner-operator customers,” said Antonio Pietri, President and Chief Executive Officer of AspenTech.

Pietri continued, “During the quarter we continued to execute well against our Asset Optimization strategy and develop momentum among prospective customers for the APM product suite, which we believe positions us to enhance the value we deliver to both our customers and shareholders over the long term.”

First Quarter Fiscal 2018 and Recent Business Highlights

•
Annual spend, which the company defines as the annualized value of all term license and maintenance contracts at the end of the quarter, was approximately $461 million at the end of the first quarter of fiscal 2018, which increased 3.3% compared to the first quarter of fiscal 2017 and 0.3% sequentially.

•	GAAP operating margin was 43.4%, compared to 45.6% in the first quarter of fiscal 2017. Non-GAAP operating margin was 49.2%, compared to 50.4% in the first quarter of fiscal 2017.

•	AspenTech repurchased approximately 839,000 shares of its common stock for $50.0 million in the first quarter of fiscal 2018.

Summary of First Quarter Fiscal Year 2018 Financial Results

AspenTech’s total revenue of $122.8 million included:

•	Subscription and software revenue was $115.8 million in the first quarter of fiscal 2018, an increase from $113.4 million in the first quarter of fiscal 2017.

•	Services and other revenue was $7.0 million in the first quarter of fiscal 2018, compared to $6.6 million in the first quarter of fiscal 2017.

For the quarter ended September 30, 2017, AspenTech reported income from operations of $53.3 million, compared to income from operations of $54.7 million for the quarter ended September 30, 2016.

Net income was $34.8 million for the quarter ended September 30, 2017, leading to net income per share of $0.47, compared to net income per share of $0.44 in the same period last fiscal year.

Non-GAAP income from operations, which adds back the impact of stock-based compensation expense, amortization of intangibles associated with acquisitions, acquisition-related expenses and non-capitalized acquired technology, was $60.4 million for the first quarter of fiscal 2018, compared to non-GAAP income from operations of $60.5 million in the same period last fiscal year. Non-GAAP net income was $39.3 million, or $0.53 per share, for the first quarter of fiscal 2018, compared to non-GAAP net income of $38.7 million, or $0.49 per share, in the same period last fiscal year. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

AspenTech had cash and marketable securities of $59.0 million and borrowings of $140.0 million at September 30, 2017.

During the first quarter, the company generated $12.4 million in cash flow from operations and $12.2 million in free cash flow. Free cash flow is calculated as net cash provided by operating activities adjusted for the net impact of: purchases of property, equipment and leasehold improvements; capitalized computer software development costs; non-capitalized acquired technology, excess tax benefits from stock-based compensation, and other nonrecurring items, such as acquisition or litigation related payments.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business. As the result of adoption of new licensing models, management believes that a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing AspenTech’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, October 26, 2017, at 4:30 p.m. (Eastern Time), to discuss the company's financial results for the first quarter fiscal year 2018 as well as the company’s business outlook.
The live dial-in number is (866) 604-6127 or (443) 961-0460, conference ID code 98608997. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of AspenTech’s website, http://www.aspentech.com/corporate/investor.cfm, and clicking on the “webcast” link. A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 98608997, through November 26, 2017.
About AspenTech
AspenTech is a leading software supplier for optimizing asset performance. Our products thrive in complex, industrial environments where it is critical to optimize the asset design, operation and maintenance lifecycle. AspenTech uniquely combines decades of process modeling expertise with big data machine learning. Our purpose-built software platform automates knowledge work and builds sustainable competitive advantage by delivering high returns over the entire asset lifecycle. As a result, companies in capital-intensive industries can maximize uptime and push the limits of performance, running their assets faster, safer, longer and greener. Visit AspenTech.com to find out more.
Forward-Looking Statements

The third paragraph of this press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation:  AspenTech’s failure to increase usage and product adoption of aspenONE offerings or grow the aspenONE APM business, and failure to continue to provide innovative, market-leading solutions; the demand for, or usage of, aspenONE software declines for any reason, including declines due to adverse changes in the capital-intensive process industries; unfavorable economic and market conditions or a lessening demand in the market for asset process optimization software; and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission.  AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2017 Aspen Technology, Inc. AspenTech, aspenONE and the AspenTech leaf logo are trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited in thousands, except per share data)

	Three Months Ended September 30,
	2017	2016
Revenue:
Subscription and software	$115,756	$113,444
Services and other	7,025	6,606
Total revenue	122,781	120,050
Cost of revenue:
Subscription and software	5,783	5,069
Services and other	6,949	6,437
Total cost of revenue	12,732	11,506
Gross profit	110,049	108,544
Operating expenses:
Selling and marketing	23,571	22,025
Research and development	19,489	18,632
General and administrative	13,676	13,157
Total operating expenses	56,736	53,814
Income from operations	53,313	54,730
Interest income	141	272
Interest (expense)	(1,206)	(869)
Other (expense) income, net	(616)	646
Income before provision for income taxes	51,632	54,779
Provision for income taxes	16,877	19,779
Net income	$34,755	$35,000
Net income per common share:
Basic	$0.48	$0.44
Diluted	$0.47	$0.44
Weighted average shares outstanding:
Basic	73,024	79,048
Diluted	73,609	79,385

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited in thousands, except share data)

	September 30, 2017	June 30, 2017
ASSETS
Current assets:
Cash and cash equivalents	$58,983	$101,954
Accounts receivable, net	28,284	27,670
Prepaid expenses and other current assets	11,336	12,061
Prepaid income taxes	3,334	4,501
Total current assets	101,937	146,186
Property, equipment and leasehold improvements, net	12,360	13,400
Computer software development costs, net	706	667
Goodwill	51,738	51,248
Intangible assets, net	20,263	20,789
Non-current deferred tax assets	14,404	14,352
Other non-current assets	1,315	1,300
Total assets	$202,723	$247,942
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$3,522	$5,467
Accrued expenses and other current liabilities	36,761	48,149
Income taxes payable	15,913	1,603
Borrowings under credit agreement	140,000	140,000
Current deferred revenue	233,476	272,024
Total current liabilities	429,672	467,243
Non-current deferred revenue	26,754	28,335
Other non-current liabilities	13,754	13,148
Commitments and contingencies (Note 15)
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares as of September 30, 2017 and June 30, 2017 Issued and outstanding— none as of September 30, 2017 and June 30, 2017	—	—
Stockholders’ deficit:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 102,692,094 shares at September 30, 2017 and 102,567,129 shares at June 30, 2017 Outstanding— 72,706,959 shares at September 30, 2017 and 73,421,153 shares at June 30, 2017	10,269	10,257
Additional paid-in capital	694,638	687,479
Retained earnings	191,275	156,520
Accumulated other comprehensive income	2,860	1,459
Treasury stock, at cost—29,985,135 shares of common stock at September 30, 2017 and 29,145,976 shares at June 30, 2017	(1,166,499)	(1,116,499)
Total stockholders’ deficit	(267,457)	(260,784)
Total liabilities and stockholders’ deficit	$202,723	$247,942

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited in thousands)

	Three Months Ended September 30,
	2017	2016
Cash flows from operating activities:
Net income	$34,755	$35,000
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,753	1,791
Net foreign currency (gains) losses	936	(745)
Stock-based compensation	6,414	4,958
Deferred income taxes	(33)	(46)
Provision for (recovery from) bad debts	20	(7)
Tax benefits from stock-based compensation	—	584
Excess tax benefits from stock-based compensation	—	(584)
Other non-cash operating activities	—	90
Changes in assets and liabilities:
Accounts receivable	(504)	(1,355)
Prepaid expenses, prepaid income taxes, and other assets	2,292	1,885
Accounts payable, accrued expenses, income taxes payable and other liabilities	6,764	12,520
Deferred revenue	(40,037)	(27,841)
Net cash provided by operating activities	12,360	26,250
Cash flows from investing activities:
Purchases of marketable securities	—	(193,748)
Maturities of marketable securities	—	53,184
Purchases of property, equipment and leasehold improvements	(123)	(898)
Payments for business acquisitions	—	(5,400)
Payments for capitalized computer software costs	(65)	(51)
Net cash used in investing activities	(188)	(146,913)
Cash flows from financing activities:
Exercises of stock options	2,411	3,089
Repurchases of common stock	(55,109)	(151,621)
Payments of tax withholding obligations related to restricted stock	(1,650)	(1,297)
Deferred business acquisition payment	(600)	—
Excess tax benefits from stock-based compensation	—	584
Payments of credit agreement issuance costs	(351)	—
Net cash used in financing activities	(55,299)	(149,245)
Effect of exchange rate changes on cash and cash equivalents	156	(51)
Decrease in cash and cash equivalents	(42,971)	(269,959)
Cash and cash equivalents, beginning of period	101,954	318,336
Cash and cash equivalents, end of period	$58,983	$48,377

Supplemental disclosure of cash flow information:
Income taxes paid, net	$1,243	$1,239
Interest paid	968	850

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in thousands, except per share data)

	Three Months Ended September 30,
	2017	2016
Total expenses
GAAP total expenses (a)	$69,468	$65,320
Less:
Stock-based compensation (b)	(6,414)	(4,958)
Non-capitalized acquired technology (e)	—	(350)
Amortization of intangibles	(526)	(55)
Acquisition related fees	(130)	(362)

Non-GAAP total expenses	$62,398	$59,595

Income from operations
GAAP income from operations	$53,313	$54,730
Plus:
Stock-based compensation (b)	6,414	4,958
Non-capitalized acquired technology (e)	—	350
Amortization of intangibles	526	55
Acquisition related fees	130	362

Non-GAAP income from operations	$60,383	$60,455

Net income
GAAP net income	$34,755	$35,000
Plus:
Stock-based compensation (b)	6,414	4,958
Non-capitalized acquired technology (e)	—	350
Amortization of intangibles	526	55
Acquisition related fees	130	362
Less:
Income tax effect on Non-GAAP items (c)	(2,545)	(2,061)

Non-GAAP net income	$39,280	$38,664

Diluted income per share
GAAP diluted income per share	$0.47	$0.44
Plus:
Stock-based compensation (b)	0.08	0.06
Non-capitalized acquired technology (e)	—	0.01
Amortization of intangibles	0.01	—
Acquisition related fees	—	0.01
Less:
Income tax effect on Non-GAAP items (c)	(0.03)	(0.03)

Non-GAAP diluted income per share	$0.53	$0.49

Shares used in computing Non-GAAP diluted income per share	73,609	79,385

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in thousands, except per share data)

	Three Months Ended September 30,
	2017	2016
Free Cash Flow
GAAP cash flow from operating activities	$12,360	$26,250

Purchase of property, equipment and leasehold improvements	(123)	(898)
Capitalized computer software development costs	(65)	(51)
Non-capitalized acquired technology (e)	75	846
Excess tax benefits from stock-based compensation (d)	—	584
Free Cash Flow	$12,247	$26,731

(a) GAAP total expenses
	Three Months Ended September 30,
	2017	2016
Total costs of revenue	$12,732	$11,506
Total operating expenses	56,736	53,814
GAAP total expenses	$69,468	$65,320

(b) Stock-based compensation expense was as follows:
	Three Months Ended September 30,
	2017	2016
Cost of services and other	$450	$369
Selling and marketing	885	955
Research and development	1,896	1,062
General and administrative	3,183	2,572
Total stock-based compensation	$6,414	$4,958

(c) The income tax effect on non-GAAP items for the three months ended September 30, 2017 and 2016 is calculated utilizing the Company's estimated federal and state tax rate.

(d) Excess tax benefits are related to stock-based compensation tax deductions in excess of book compensation expense and reduce the Company’s income taxes payable. The Company adopted ASU No. 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU No. 2016-09”) effective July 1, 2017. The Company adopted the cash flow presentation prospectively, and accordingly, excess tax benefits from stock-based compensation of $0.5 million is presented as an operating activity as a component of net income for the three months ended September 30, 2017, while $0.6 million of excess tax benefits from stock-based compensation is presented as a financing activity for the three months ended September 30, 2016.

(e) In the three months ended September 30, 2016, the Company acquired technology that did not meet the accounting requirements for capitalization and therefore the cost of the acquired technology was expensed as research and development. The Company has excluded the expense of the acquired technology from non-GAAP operating income to be consistent with transactions where the acquired assets were capitalized. In the three months ended September 30, 2017 and 2016, the Company has excluded payments of $0.1 million and $0.8 million, respectively, for non-capitalized acquired technology (including $0.1 million and $0.5 million, respectively, of final payments related to non-capitalized acquired technology from prior fiscal periods) from free cash flow to be consistent with the treatment of other transactions where the acquired assets were capitalized.